FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         July 24, 2006

For Further Information Contact:  (609) 386-2400
-------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 2nd QUARTER EARNINGS


Burlington,  New Jersey,  (July 24, 2006) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $1.5 million or $.23 diluted earnings per share for the quarter ended June 30, 2006 as compared to net income of $1.8 million or $.28 diluted earnings per share for the same period in 2005. Earnings for the six months ended June 30, 2006 were $2.8 million or $.44 diluted earnings per share as compared to net income of $3.5 million or $.54 diluted earnings per share for the first six months of 2005.

Net interest income after provision for loan losses totaled to $17.2 million for the six months ended June 30, 2006 compared to $18.1 million for the same period in 2005. Total interest income increased to $30.5 million during the six months ended June 30, 2006 from $28.3 million for the same period in 2005. Total interest expense increased to $13.1 million during the six months ended June 30, 2006 from $10.1 million for the same period in 2005.

Total assets were $1.2 billion and deposits totaled $946.3 million at June 30, 2006. Non-performing loans at June 30, 2006 amounted to $1.8 million or 0.40% of total loans. The allowance for loan losses was $5.2 million at June 30, 2006 or 1.1% of total loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank that operates forty-two banking offices in Burlington, Camden and Mercer Counties, New Jersey.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

---------------------------------------------------------------------------------------------------------------------
                                                                                     June 30, 2006  December 31, 2005
                                                                                      (Unaudited)
---------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
     Cash and amounts due from depository institutions                             $    58,605,384    $    54,479,491
     Interest-bearing deposits                                                              73,437             93,076
     Short term funds                                                                   65,819,710         39,268,382
                                                                                   ---------------    ---------------
        Total cash and cash equivalents                                                124,498,531         93,840,949
     Investment securities held to maturity                                            277,610,487        275,340,435
     Investment securities available for sale                                          154,421,834        155,632,095
     Loans, net                                                                        453,397,342        442,571,357
     Mortgage-backed securities held to maturity                                       179,028,593        208,195,874
     Accrued interest receivable                                                         6,354,309          6,224,371
     Federal Home Loan Bank stock                                                        7,213,520          8,248,420
     Office properties and equipment, net                                               34,912,538         34,801,087
     Deferred income taxes                                                               2,737,592          2,607,641
     Core deposit intangible                                                             1,517,718          1,875,822
     Prepaid expenses and other assets                                                   2,632,265          1,440,857
     FMS Statutory Trust 1 issue costs, net                                                314,328            484,467
                                                                                   ---------------    ---------------
TOTAL ASSETS                                                                       $ 1,244,639,057    $ 1,231,263,375
                                                                                   ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------
Liabilities:
     Interest-bearing deposits                                                     $   746,738,793    $   759,991,442
     Noninterest-bearing deposits                                                      199,523,748        187,075,982
                                                                                   ---------------    ---------------
        Total deposits                                                                 946,262,541        947,067,424
     Securities sold under agreements to repurchase                                    165,000,000        175,000,000
     FMS Statutory Trust I and Trust II debentures                                      51,548,000         25,774,000
     Advances by borrowers for taxes and insurance                                       2,359,745          2,132,320
     Accrued interest payable                                                            1,552,626          1,378,353
     Dividends payable                                                                     195,543            195,486
     Other liabilities                                                                   2,116,937          4,633,516
                                                                                   ---------------    ---------------
     Total liabilities                                                               1,169,035,392      1,156,181,099
                                                                                   ---------------    ---------------
Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 8,009,392 and 8,006,392 and shares outstanding 6,517,713 and
        6,515,110 as of June 30, 2006 and December 31, 2005, respectively                  800,939            800,639
     Paid-in capital in excess of par                                                    8,797,081          8,767,381
     Accumulated other comprehensive income - net of deferred income taxes              (3,055,196)        (1,099,630)
     Retained earnings                                                                  80,036,934         77,583,683
     Less:  Treasury stock (1,491,679 and 1,491,282 shares, at cost,
        as of June 30, 2006 and December 31, 2005, respectively)                       (10,976,093)       (10,969,797)
                                                                                   ---------------    ---------------
Total stockholders' equity                                                              75,603,665         75,082,276
                                                                                   ---------------    ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 1,244,639,057    $ 1,231,263,375
                                                                                   ===============    ===============

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------
                                                                 Three Months ended          Six Months ended
                                                                      June 30,                     June 30,
                                                              -------------------------   -------------------------
                                                                 2006          2005          2006          2005
                                                              -----------   -----------   -----------   -----------
INTEREST  INCOME:                                                                  (Unaudited)
Interest income on:
     Loans                                                    $ 6,928,371   $ 6,398,813   $13,733,232   $12,600,654
     Mortgage-backed securities                                 3,193,610     3,652,465     6,665,688     7,378,480
     Investments                                                5,172,013     4,276,127    10,071,649     8,364,636
                                                              -----------   -----------   -----------   -----------
Total interest income                                          15,293,994    14,327,405    30,470,569    28,343,770
                                                              -----------   -----------   -----------   -----------

INTEREST EXPENSE:
Interest expense on:
     Deposits                                                   3,901,782     2,682,399     7,555,879     5,086,189
     Borrowings                                                 2,076,796     2,008,478     4,200,521     4,163,256
     Long-term debt                                               731,732       443,177     1,298,642       851,676
                                                              -----------   -----------   -----------   -----------
Total interest expense                                          6,710,310     5,134,054    13,055,042    10,101,121
                                                              -----------   -----------   -----------   -----------

NET INTEREST INCOME                                             8,583,684     9,193,351    17,415,527    18,242,649
PROVISION FOR LOAN LOSSES                                          90,000        90,000       180,000       180,000
                                                              -----------   -----------   -----------   -----------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                             8,493,684     9,103,351    17,235,527    18,062,649
                                                              -----------   -----------   -----------   -----------

NONINTEREST INCOME:
     Service charges on accounts                                1,509,465     1,377,941     2,869,999     2,649,546
     Gain on sale of investment securities                        364,621             0       364,621             0
     Other income                                                  48,495        37,935        86,076        74,817
                                                              -----------   -----------   -----------   -----------
Total noninterest income                                        1,922,581     1,415,876     3,320,696     2,724,363
                                                              -----------   -----------   -----------   -----------

NONINTEREST EXPENSE:
     Salaries and employee benefits                             4,793,190     4,458,834     9,614,775     8,834,862
     Occupancy and equipment                                    1,504,949     1,385,072     2,971,637     2,821,608
     Purchased services                                           699,697       701,740     1,416,721     1,398,923
     Professional fees                                            193,877       184,758       390,724       372,008
     Amortization of core deposit intangible                      179,052       179,052       358,104       358,104
     Office supplies                                              163,398       147,403       327,802       313,673
     Other expenses                                               157,937       152,732       308,497       307,199
     Telecommunications                                           140,202        80,936       279,171       157,472
     Advertising                                                  112,774       104,425       221,692       213,243
                                                              -----------   -----------   -----------   -----------
Total noninterest expense                                       7,945,076     7,394,952    15,889,123    14,777,092
                                                              -----------   -----------   -----------   -----------

INCOME BEFORE INCOME TAXES                                      2,471,189     3,124,275     4,667,100     6,009,920

INCOME TAXES                                                      961,015     1,281,983     1,822,840     2,466,394
                                                              -----------   -----------   -----------   -----------

NET INCOME                                                    $ 1,510,174   $ 1,842,292   $ 2,844,260   $ 3,543,526
                                                              ===========   ===========   ===========   ===========

 BASIC EARNINGS PER COMMON SHARE                              $      0.23   $      0.28   $      0.44   $      0.54
                                                              ===========   ===========   ===========   ===========

 DILUTED EARNINGS PER COMMON SHARE                            $      0.23   $      0.28   $      0.44   $      0.54
                                                              ===========   ===========   ===========   ===========

 Dividends declared per common share                          $      0.03   $      0.03   $      0.06   $      0.06
                                                              ===========   ===========   ===========   ===========

 Weighted average common shares outstanding                     6,516,359     6,502,476     6,515,736     6,502,349
 Potential dilutive effect of the exercise of stock options        13,756        34,970        13,836        36,585
                                                              -----------   -----------   -----------   -----------
 Adjusted weighted average common shares outstanding            6,530,115     6,537,446     6,529,572     6,538,934
                                                              ===========   ===========   ===========   ===========
